UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 9, 2015

Midstates Petroleum Company, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35512 (Commission file number)	45-3691816 (I.R.S. employer identification number)

321 South Boston, Suite 600 Tulsa, Oklahoma (Address of principal executive offices)	74103 (Zip code)

Registrant’s telephone number, including area code: (918) 947-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, Stephen J. McDaniel resigned from the Board of Directors (the “Board”) of Midstates Petroleum Company, Inc. (the “Company”), effective immediately. Mr. McDaniel’s decision to resign as a director was not the result of any disagreement with the Company or any of its affiliates on any matter relating to the Company’s operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: January 14, 2015
	By:	/s/ Eric J. Christ
Eric J. Christ
Vice President, General Counsel and Corporate Secretary

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